BAFC-05C-Prestructure-v2 -- A2

Banc of America Securities

Balance       $111,835,000.00   Delay             0             Index            LIBOR_1MO | 0 WAC(1)     6.39959711     WAM(1)  359
Coupon        3.24000000        Dated             04/28/2005    Mult / Margin    1 / 0.25 NET(1)          6.14509711     WALA(1) 1
Settle        04/28/2005        First Payment     05/20/2005    Cap / Floor      11.00 / 0.25




`                                                            300 SDA, 30% Sev, Adv    400 SDA, 30% Sev, Adv
Price = 100                                                  100%, 0 Lag, Call (Y)    100%, 0 Lag, Call (Y)
---------------------------------------------------------------------------------------------------------------
LIBOR_1MO=3.151120 . . ., LIBOR_6MO=3.445051 . . ., 25 CPR                    4.446                    4.439
`                                                                             25.00                    25.00
`                                                                             2.808                    2.772
`                                                              5,514,462.29 (1.11%)     7,274,443.86 (1.47%)
LIBOR_1MO=3.151120 . . ., LIBOR_6MO=3.445051 . . ., 25 CPR                    4.446                    4.439
`                                                                             25.00                    25.00
`                                                                             2.808                    2.772
`                                                              5,514,462.29 (1.11%)     7,274,443.86 (1.47%)
LIBOR_1MO=5.15112 . . ., LIBOR_6MO=5.445051 . . ., 25 CPR                     6.426                    6.417
`                                                                             25.00                    25.00
`                                                                             2.822                    2.780
`                                                              5,517,496.93 (1.11%)     7,278,378.66 (1.47%)


`                                                            500 SDA, 30% Sev, Adv                                      `
Price = 100                                                  100%, 0 Lag, Call (Y)                                      `
-------------------------------------------------------------------------------------------------------------------------
LIBOR_1MO=3.151120 . . ., LIBOR_6MO=3.445051 . . ., 25 CPR                    4.427                                 Yield
`                                                                             25.00                           Disc Margin
`                                                                             2.700                                   WAL
`                                                              8,996,820.16 (1.82%)   Total Collat Loss (Collat Maturity)
LIBOR_1MO=3.151120 . . ., LIBOR_6MO=3.445051 . . ., 25 CPR                    4.427                                 Yield
`                                                                             25.00                           Disc Margin
`                                                                             2.700                                   WAL
`                                                              8,996,820.16 (1.82%)   Total Collat Loss (Collat Maturity)
LIBOR_1MO=5.15112 . . ., LIBOR_6MO=5.445051 . . ., 25 CPR                     6.406                                 Yield
`                                                                             25.00                           Disc Margin
`                                                                             2.721                                   WAL
`                                                              9,001,602.96 (1.82%)   Total Collat Loss (Collat Maturity)

BAFC 05-C                              BANC OF AMERICA SECURITIES COMPANY [LOGO]
Excess Spread


-------------------------------------------------------------------------------
                     Static         Forward        Forward         Forward
     Period        XS Spread       XS Spread       1m LIBOR       6m LIBOR
-------------------------------------------------------------------------------
               1      375             375               2.990%          3.328%
               2      277             260               3.151%          3.445%
               3      288             260               3.273%          3.540%
               4      277             238               3.364%          3.631%
               5      277             222               3.522%          3.709%
               6      287             228               3.585%          3.764%
               7      277             211               3.628%          3.821%
               8      287             215               3.716%          3.881%
               9      276             192               3.811%          3.935%
              10      276             191               3.820%          3.981%
              11      309             229               3.849%          4.033%
              12      276             181               3.924%          4.087%
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed
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appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually
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